UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2015

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)

(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2014, the independent members of the Board of Directors of Hardinge Inc. (“Hardinge” or the “Company”) took several actions with respect to compensation arrangements for the Company’s executive officers. The Company’s executive officers include:

Richard L. Simons,
Chairman of the Board, President and Chief Executive Officer

Douglas J. Malone,
Vice President and Chief Financial Officer

James P. Langa,
Senior Vice President — Machine Solutions

Douglas C. Tifft,
Senior Vice President — Administration

William B. Sepanik,
Vice President — Forkardt

2014 Cash Incentive Plan

On February 10, 2015, the Compensation Committee of the Board of Directors of Hardinge approved payments to the Company’s executive officers under the Hardinge Inc. Cash Incentive Plan based, in part, on the Company’s performance during the year ended December 31, 2014 against previously determined goals for 2014 (the “2014 Plan”).

The performance goals for Messrs. Simons, Malone, Langa, and Tifft along with other details for the 2014 Plan were previously summarized in the Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission on February 18, 2014.

Mr. Sepanik's 2014 performance goals under the 2014 Plan included a threshold, target and maximum for (i) the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) (the “EBITDA Goal”), (ii) earnings of the Company’s Forkardt division (“Forkardt”) before interest, taxes, depreciation and amortization (EBITDA) (the “Forkardt EBITDA Goal”) and (iii) Forkardt's managed working capital (expressed as a percentage of annualized sales) (the “Forkardt Managed Working Capital Goal”). Mr. Sepanik was eligible to earn the percentages of the target award referenced in table below based on performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal, the Forkardt EBITDA Goal, and the Forkardt Managed Working Capital Goal:

% of Target Award Paid
	EBITDA Goal	Forkardt EBITDA Goal	Forkardt Managed Working Capital Goal
Performance Result
Threshold	5.00%	7.50%	6.25%
Target	20.00%	30.00%	25.00%
Maximum	40.00%	60.00%	50.00%

Set forth below are the payments to be made to the executive officers under the 2014 Plan:

Executive Officer	Payments to be Made Pursuant to the 2014 Plan

Richard L. Simons,
Chairman of the Board, President and Chief Executive Officer	$89,018

Douglas J. Malone,
Vice President and Chief Financial Officer	$49,547

James P. Langa,
Senior Vice President — Machine Solutions	$48,274

Douglas C. Tifft,
Senior Vice President — Administration	$27,567

William B. Sepanik,
Vice President — Forkardt	$26,523

2015 Cash Incentive Plan

On February 10, 2015, the independent members of the Board of Directors of Hardinge, accepting the recommendations of the Compensation Committee, adopted terms for 2015 incentive compensation (payable in 2016) for the Company’s executive officers under the Hardinge Inc. Cash Incentive Plan (the “2015 Plan”). The 2015 Plan provides incentive bonuses payable in cash to the Company’s executive officers based, in part, on the Company’s performance against specified financial performance goals. The Compensation Committee approves payments, if any, after the end of the year.

Target awards for each executive officer in the 2015 Plan are expressed as a percentage of the executive officer’s annual base salary. The 2015 target awards are as follows:

Executive Officer	Percentage of Base Salary

Richard L. Simons,
Chairman of the Board, President and Chief Executive Officer	70%

Douglas J. Malone,
Vice President and Chief Financial Officer	50%

James P. Langa,
Senior Vice President — Machine Solutions	50%

Douglas C. Tifft,
Senior Vice President — Administration	40%

William B. Sepanik,
Vice President — Forkardt	50%

As set by the Compensation Committee and adopted by the independent members of the Board of Directors, performance goals under the 2015 Plan for Messrs. Simons, Malone, Langa, and Tifft include a threshold, target and maximum for the Company’s (i) earnings before interest, taxes, depreciation and amortization (EBITDA) (the “EBITDA Goal”), (ii) sales (the "Sales Goal"), and (iii) managed working capital (expressed as a percentage of annualized sales) (the “Managed Working Capital Goal”).

Performance goals under the 2015 Plan for Mr. Sepanik include a threshold, target and maximum for (i) Aftermarket Tooling and Accessories ("ATA") segment earnings before interest, taxes, and depreciation and amortization (EBITDA) (the "ATA EBITDA Goal") and (ii) the Company's earnings before interest, taxes, and depreciation and amortization (EBITDA) (the "Company EBITDA Goal").

Messrs. Simons, Malone, Langa, and Tifft are eligible to earn the percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal, Sales Goal, and Managed Working Capital Goal:

% of Target Award Paid
	EBITDA Goal	Sales Goal	Managed Working Capital Goal
Performance Result
Threshold	6.25%	6.25%	6.25%
Target	25.00%	25.00%	25.00%
Maximum	50.00%	50.00%	50.00%

Mr. Sepanik is eligible to earn the percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target is achieved, or if the maximum level is achieved) with respect to the ATA EBITDA Goal and Company EBITDA Goal:

% of Target Award Paid
	ATA EBITDA Goal	Company EBITDA Goal
Performance Result
Threshold	12.50%	6.25%
Target	50.00%	25.00%
Maximum	100.00%	50.00%

The Compensation Committee retains full discretion to award or withhold incentive compensation for all of the executive officers in an amount up to 25% of an executive officer’s target award, regardless of the Company’s performance against the performance goals, and full discretion to reduce, but not increase, any award otherwise determined by the Company’s performance against the performance goals.

Base Salary Adjustments

On February 10, 2015, the independent members of the Board of Directors of Hardinge, based on the recommendations of the Compensation Committee and an external consultant, increased the annual base salaries of Messrs. Simons, Malone, Langa, Tifft, and Sepanik by $14,000, $25,000, $12,000, $4,000, and $3,500, respectively. As a result of the increases, effective as of February 1, 2015, Mr. Simons’ annual base salary is $464,000, Mr. Malone's annual base salary is $235,000, Mr. Langa’s annual base salary is $292,000, Mr. Tifft’s annual base salary is $203,000, and Mr. Sepanik's annual base salary is $182,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	February 17, 2015
/s/ Douglas J. Malone
Douglas J. Malone Vice President and Chief Financial Officer

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